Proposal for profit appropriation	12 Months Ended
Dec. 31, 2018
Aegon N.V [member]
Statement [LineItems]
Proposal for profit appropriation

22 Proposal for profit appropriation

At the Annual General Meeting of Shareholders on May 17, 2019, the Executive Board will, absent unforeseen circumstances, propose a final dividend for 2018 of EUR 0.15 per common share and EUR 0.00375 per common share B. The final dividend will be paid in cash or stock at the election of the shareholder. The value of the stock dividend will be approximately equal to the cash dividend.

If the proposed dividend is approved by shareholders, Aegon shares will be quoted ex-dividend on May 21, 2019, for the shares listed on the New York Stock Exchange and on May 21, 2019, for shares listed on Euronext. The record date for the dividend will be May 22, 2019. Shareholders can elect to receive a dividend in cash or in shares during the dividend election period, which will run from May 28, 2019 up to and including June 14, 2019. The dividend will be payable as of June 21, 2019.

In order to reflect the prevailing market price of Aegon N.V. common shares fully within the indication provided, the number of dividend coupons that give entitlement to a new common share of EUR 0.12 (nominal value) will be determined on June 14, 2019 after 5.30 p.m. (CET), based on the average share price on Euronext Amsterdam in the five trading days from June 10, 2019 up to and including June 14, 2019.

	2018	2017
Final dividend on common shares	307	286

Earnings to be retained	403	2,183
Net income attributable to owners of Aegon N.V.	710	2,469